UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by party other than the registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for use of the Commission only
(as permitted by Rule 14a-6(e)(2)).
☐ Definitive Proxy Statement

☒ Definitive additional materials.

☐ Soliciting material under Rule 14a-12.

MONAKER GROUP, INC.

(Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

MONAKER GROUP, INC.		CONTROL ID:
REQUEST ID:
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS for the annual meeting of stockholders
	DATE:	February 24, 2021
	TIME:	9 am local time
	LOCATION:	www.issuerdirect.com/mkgi
HOW TO REQUEST PAPER COPIES OF OUR MATERIALS

PHONE: Call toll free 1-866-752-8683	FAX: Send this card to 202-521-3464	INTERNET: https://www.iproxydirect.com/mkgi and follow the on-screen instructions.	EMAIL: proxy@iproxydirect.com Include your Control ID in your email.
this communication represents a notice to access a more complete set of proxy materials available to you on the internet. we encourage you to access and review all of the important information contained in the proxy materials before voting. the proxy statement is available at: https://www.iproxydirect.com/mkgi if you want to receive a paper copy of the proxy materials you must request one. there is no charge to you for requesting a copy. to facilitate timely delivery please make the request, as instructed above, before February 10, 2021.
you may enter your voting instructions at https://www.iproxydirect.com/mkgi until 11:59 pm eastern time February 23, 2021.
The purposes of this meeting are as follows:

1.     To consider and vote upon a proposal to elect eight directors to the board of directors (the “Director Nominees”), each to serve a term of one yearand until their respective successors have been elected and qualified, or until their earlier resignation or removal, as named in, and set forth in greater detail in this proxy statement.

2.      to consider and vote upon a proposal to ratify the appointment of TPS Thayer, LLC Certified Public Accountants, as our independent auditors for the fiscal year ended february 28, 2021 (the “Auditor Ratification Proposal”);

3.     To consider and vote upon a proposal to consider and vote on any proposal to authorize our board of directors, in its discretion, to adjourn the annual meeting to another place, or a later date or dates, if necessary or appropriate, to solicit additional proxies in favor of the proposals listed above at the time of the annual meeting; and

4.     To transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

pursuant to securities and exchange commission rules, you are receiving this notice that the proxy materials for the annual meeting are available on the internet. follow the instructions above to view the materials and vote or request printed copies.

the board of directors has fixed the close of business on December 28, 2020 as the record date for the determination of stockholders entitled to receive notice of the annual meeting and to vote the shares of our common stock, par value $0.00001 per share, they held on that date at the meeting or any postponement or adjournment of the meeting.

the board of directors recommends that you vote “For All” For Proposal 1, and “For” Proposals 2 through 4.

please note - this is not a proxy card - you cannot vote by returning this card

MONAKER GROUP, INC. STOCKHOLDER SERVICES 1 Glennwood Avenue Suite 1001 Raleigh NC 27603	FIRST-CLASS MAIL US POSTAGE PAID CARY NC PERMIT # 870

Time Sensitive stockholder information enclosed

IMPORTANT STOCKHOLDER INFORMATION

your vote is important